Exhibit 99.1

FOR IMMEDIATE RELEASE
For more information contact:
Jennifer Moreno
Executive Director, Investor Relations
312.573.5634
JMoreno@navigantconsulting.com
NAVIGANT CONSULTING, INC. ANNOUNCES RECORD FOURTH QUARTER REVENUES
CHICAGO, February 21, 2008 – Navigant Consulting, Inc. (NYSE:NCI), a global provider of business, regulatory and financial advisory services, today announced financial results for the fourth quarter and full year ended December 31, 2007.
“We had a very solid finish to the year,” stated William M. Goodyear, Chairman and Chief Executive Officer. “Our fourth quarter 2007 results reflect strong market demand. As previously disclosed, the Company recorded a restructuring charge related to staff reductions and real estate consolidation in the fourth quarter. Most importantly, the combined impact of the strong market and our restructuring activities have set the stage for improved performance in 2008.”
The Company’s fourth quarter 2007 results are summarized as follows:
Fourth Quarter 2007 Financial Results

	Q4 2007	Q3 2007	% Change	Q4 2006	% Change
Total Revenues ($000)	$203,288	$190,847	6.5%	$179,220	13.4%
Adjusted EBITDA* ($000)	$32,946	$26,972	22.2%	$34,071	-3.3%
EBITDA ($000)	$25,683	$23,675	8.5%	$36,005	-28.7%
Adjusted EPS*	$0.22	$0.14	57.1%	$0.28	-21.4%
EPS	$0.13	$0.10	30.0%	$0.30	-56.7%
Average Billable FTEs	1,985	1,962	1.2%	1,821	9.0%
Consultant Utilization (1,850 base)	78%	77%	1.3%	77%	1.3%
Average Bill Rate	$240	$238	0.8%	$227	5.7%
DSO	77	90	—	78	—

*	Note: Adjusted EBITDA and Adjusted EPS exclude certain other operating costs. Other operating costs include separation and severance costs and certain real estate related items of $7.3 million in Q4 2007 and $3.3 million in Q3 2007. Other operating costs include a benefit of $1.9 million in Q4 2006 related to the settlement of a litigation charge. See the attached schedules for a reconciliation of Adjusted EBITDA and Adjusted EPS to the GAAP financial results.
Fourth Quarter 2007 Highlights
Fourth quarter 2007 results were strong and the Company’s quarterly revenues exceeded $200 million for the first time. These results were positively impacted by improved utilization in both the Company’s Disputes and Business Consulting segments. Revenue growth was broad-based amongst the Company’s practices, particularly in the Business Consulting segment wherein the Financial Services, Energy and Healthcare practices each experienced attractive growth relative to last year’s fourth quarter results. Additionally, the Disputes segment had a strong finish to the year. Cash flow was excellent in the fourth quarter of 2007 and included a substantial reduction in DSO from 90 days at the end of the third quarter of 2007 to 77 days at the end of the fourth quarter of 2007. These results enabled the Company to reduce its borrowings under its unsecured credit agreement at the end of the fourth quarter of 2007 to $257 million from $310 million at the end of the third quarter of 2007.
“In the third quarter we announced several ongoing programs to improve our operating efficiencies,” said Scott Krenz, Executive Vice President and Chief Financial Officer. “Our fourth quarter results reflect the first positive returns on these programs. We expect to see ongoing benefits throughout 2008.”
The Company’s full year 2007 results are summarized as follows:
Full Year 2007 Financial Results

	2007	2006	% Change
Total Revenues ($000)	$767,058	$681,745	12.5%
Adjusted EBITDA* ($000)	$118,776	$128,423	-7.5%
EBITDA ($000)	$106,939	$121,023	-11.6%
Adjusted EPS*	$0.80	$1.05	-23.8%
EPS	$0.66	$0.97	-32.0%
Average Billable FTEs	1,962	1,759	11.5%
Consultant Utilization (1,850 base)	77%	78%	-1.3%
Average Bill Rate	$236	$226	4.4%
DSO	77	78	—

*	Note: Adjusted EBITDA and Adjusted EPS exclude certain other operating costs. Other operating costs include separation and severance costs and certain real estate related items of $11.8 million in 2007. Other operating costs include a $7.4 million litigation charge in 2006. See the attached schedules for a reconciliation of Adjusted EBITDA and Adjusted EPS to the GAAP financial results.
Full Year 2007 Highlights
William Goodyear commented, “2007 was a year of challenge, change and opportunity for Navigant – one that required us to streamline our business and refine our operational focus while vigorously pursuing new opportunities, such as those resulting from the massive disruption in the credit and capital markets. Our full year results also reflect the favorable impact of our international investments, and second half strength in our Disputes, Investigative, Energy and Financial Services practices.”
Business Segments
During the fourth quarter of 2007 the Company reorganized into three operating segments: North American Dispute and Investigative Services, North American Business Consulting Services and International Consulting Operations.
The Dispute segment’s revenues grew 10% from full year 2006 to $325 million for 2007. The segment’s impressive finish to the year resulted partly from engagements arising out of the mounting issues in the credit markets as a consequence of the “sub prime crisis” and related litigation and regulatory pressures. This followed a softer first half of 2007 wherein the back-dated stock option matters that began in 2006 were largely concluded in the first quarter of 2007. In addition, the competitive landscape for talent in this segment is intense and is expected to remain challenging.

Navigant’s Business Consulting segment closed the year with annual revenues of $379 million, up 6% over the same period last year. The segment’s revenues were favorably impacted by the continued strength of the Financial Services and Energy practices, while the Insurance and Healthcare practices were flat year over year.
Full year revenues for the Company’s International Consulting Operations grew 116% from 2006 to $63 million for 2007. Continuing global infrastructure disputes, a complementary expansion of financial services capabilities, and further international investment in the segment’s Disputes practice were drivers to this growth.
A metrics summary including data by segment is available on the Company’s website (www.navigantconsulting.com) under “Investor Relations.”
Webcast of the Company’s Announcement of Fourth Quarter and Full Year 2007 Results
A webcast of management’s presentation of the Company’s fourth quarter and full year 2007 financial results will be available on the Company’s website (www.navigantconsulting.com). To access the call, click the Investor Relations section and select “Conference Calls.” This webcast will be available for 90 days.
About Navigant Consulting
Navigant Consulting, Inc. (NYSE: NCI) is a specialized independent consulting firm providing dispute, financial, regulatory and operational advisory services to government agencies, legal counsel and large companies facing the challenges of uncertainty, risk, distress and significant change. The Company focuses on industries undergoing substantial regulatory or structural change and on the issues driving these transformations. “Navigant” is a service mark of Navigant International, Inc. Navigant Consulting, Inc. (NCI) is not affiliated, associated, or in any way connected with Navigant International, Inc. and NCI’s use of “Navigant” is made under license from Navigant International, Inc. More information about Navigant Consulting can be found at www.navigantconsulting.com.
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income, and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and of its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.
Except as set forth below, statements included in this press release, which are not historical in nature are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects” and similar expressions. These statements are based upon management’s current expectations as of the date of this press release. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those indicated in the forward-looking statements including, without limitation: the success of the Company’s organizational changes; risks inherent in international operations including foreign currency fluctuations; pace, timing and integration of acquisitions; management of professional staff, including dependence on key personnel, recruiting, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; dependence on the expansion of and the increase in the Company’s service offerings and staff; conflicts of interest; potential loss of clients; risks inherent with litigation; significant client assignments; professional liability; potential legislative and regulatory changes; and general economic conditions. Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s filings with the SEC under the “Risk Factors” sections and elsewhere in those filings. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements after the date of this press release.
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NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	For the quarter ended December 31, 2007				For the quarter ended December 31, 2006
	Adjusted	Adjustments		Reported	Adjusted	Adjustments		Reported

Revenues before reimbursements	$179,693			$179,693	$157,915			157,915
Reimbursements	23,595			23,595	21,305			21,305

Total revenues	$203,288			$203,288	$179,220			179,220
Cost of services before reimbursable expenses	109,544			109,544	91,648			91,648
Reimbursable expenses	23,595			23,595	21,305			21,305

Cost of services	133,139			133,139	112,953			112,953
General and administrative expenses	37,203			37,203	32,196			32,196
Depreciation	4,274			4,274	3,520			3,520
Amortization	4,696			4,696	2,663			2,663
Other operating costs
Separation and Severance costs	—	2,663	(1)	2,663	—
Office consolidation	—	4,600	(1)	4,600	—
Litigation charge	—				—	(1,934)	(2)	(1,934)

Operating income	23,976	(7,263)		16,713	27,888	1,934		29,822
Interest expense (income)	5,741			5,741	844			844
Other expense (income)	7			7	30			30

Income before income tax expense	18,228	(7,263)		10,965	27,014	1,934		28,948
Income tax expense	7,918	(2,929)		4,989	11,523	780		12,303

Net income	$10,310	($4,334)		$5,976	$15,491	$1,154		16,645

Net income per diluted share (EPS)	$0.22			$0.13	$0.28			$0.30

Shares used in computing net income per diluted share	46,533			46,533	55,529			55,529

Percentage of revenues before reimbursements:
Cost of services before reimbursable expenses	61%			61%	58%			58%
Reimbursable expenses	13%			13%	13%			13%
General and administrative expenses	21%			21%	20%			20%

EBITDA (3)	18%			14%	22%			23%
Operating income	13%			9%	18%			19%
Net income	6%			3%	10%			11%
EBITDA (3) reconciliation:
EBITDA (3)	$32,946	(7,263)	(1)	25,683	34,071	1,934	(2)	36,005
Depreciation	4,274			4,274	3,520			3,520
Amortization	4,696			4,696	2,663			2,663

Operating income	$23,976	(7,263)		16,713	27,888	1,934		29,822

(1)	During the fourth quarter of 2007, the Company incurred realignment costs of $7.3 million associated with a management reorganization and real estate rationalization, including severance and lease termination costs.

(2)	During 2006, the Company reached an agreement with the City of Vernon, California to settle for $7.4 million all claims related to its dispute with the City. During the third quarter of 2006, the Company had previously recorded a charge of $9.3 million related to this matter. The settlement resulted in a fourth quarter 2006 pre-tax benefit to earnings of $1.9 million.

(3)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)
(Unaudited)

	For the year ended December 31, 2007				For the year ended December 31, 2006
	Adjusted	Adjustments		Reported	Adjusted	Adjustments		Reported
Revenues before reimbursements	$681,238			681,238	$605,105			$605,105
Reimbursements	85,820			85,820	76,640			76,640

Total revenues	$767,058			$767,058	$681,745			$681,745

Cost of services before reimbursable expenses	421,032			421,032	349,103			349,103
Reimbursable expenses	85,820			85,820	76,640			76,640

Cost of services	506,852			506,852	425,743			425,743
General and administrative expenses	141,430			141,430	127,579			127,579
Depreciation	16,179			16,179	13,400			13,400
Amortization	17,494			17,494	9,959			9,959
Other operating costs
Separation and Severance costs	—	7,288	(1)	7,288	—			—
Office consolidation	—	6,750	(1)	6,750	—			—
Gain on sale of property	—	(2,201)	(1)	(2,201)	—			—
Litigation charge	—	—		—	—	7,400	(2)	7,400

Operating income	85,103	(11,837)		73,266	105,064	(7,400)		97,664
Interest expense (income)	14,771			14,771	4,513			4,513
Other expense (income)	(43)			(43)	(209)			(209)

Income before income tax expense	70,375	(11,837)		58,538	100,760	(7,400)		93,360
Income tax expense	29,916	(4,774)		25,142	43,370	(2,984)		40,386

Net income	$40,459	($7,063)		$33,396	$57,390	($4,416)		$52,974

Net income per diluted share (EPS)	$0.80			$0.66	$1.05			$0.97

Shares used in computing net income per diluted share	50,757			50,757	54,703			54,703

Percentage of revenues before reimbursements:
Cost of services before reimbursable expenses	62%			62%	58%			58%
Reimbursable expenses	13%			13%	13%			13%
General and administrative expenses	21%			21%	21%			21%

EBITDA (3)	17%			16%	21%			20%
Operating income	12%			11%	17%			16%
Net income	6%			5%	9%			9%

EBITDA (3) reconciliation:
EBITDA (3)	$118.776	($11,837)	(1)	$106,939	$128,423	($7,400)	(2)	$121,023
Depreciation	16,179			16,179	13,400			13,400
Amortization	17,494			17,494	9,959			9,959

Operating income	$85,103	($11,837)		$73,266	$105,064	($7,400)		$97,664

(1)	During 2007, the Company incurred realignment costs of $11.8 million associated with a management reorganization and real estate rationalization, including severance and lease termination costs. Additionally, during the third quarter of 2007, the Company realized a gain of $2.2 million associated with the sale of certain owned real estate.

(2)	During 2006, the Company reached an agreement with the City of Vernon, California to settle for $7.4 million all claims related to its dispute with the City.

(3)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS ANS SELECTED DATA
(Dollars in thousands)
(Unaudited)

	December 31, 2007	September 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$11,656	$21,149	$11,745
Trade accounts receivable, net	189,616	202,097	168,062
Prepaid and other assets	27,287	29,130	20,438

Total current assets	228,559	252,376	200,245

Property and equipment, net	54,687	55,366	51,164
Goodwill and intangible assets, net	488,523	497,934	398,121
Other non-current assets, net	6,928	8,515	2,828

Total assets	$778,697	$814,191	$652,358

Liabilities and Stockholders’ Equity
Bank debt	$2,250	$2,250	$33,567
Other current liabilities	124,269	109,513	96,175
Long term debt	254,366	308,148	—
Other non-current liabilities	55,059	55,555	36,040
Stockholders’ equity	342,753	338,725	486,576

Total liabilities and stockholders’ equity	$778,697	$814,191	$652,358

Selected Data

Days sales outstanding, net (DSO) [1]	77 days	90 days	78 days

1)	Net of deferred revenue.

NAVIGANT CONSULTING, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(Unaudited)

	For the quarter ended December 31,		For the twelve months ended December 31,
	2007	2006	2007	2006
Cash flows from operating activities:
Net income	$5,976	$16,645	$33,396	$52,974
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation expense	4,274	3,520	16,179	13,400
Amortization expense	4,696	2,663	17,494	9,959
Stock-based compensation expense	2,032	4,127	15,410	13,661
Deferred income taxes	(3,026)	2,727	(982)	3,444
Gain on sale of property	—	—	(2,201)	—
Other, net	9,944	10,237	11,246	10,857
Changes in assets and liabilities	25,928	(3,428)	1,301	(16,383)

Net cash provided by operating activities	49,824	36,491	91,843	87,912

Cash flows from investing activities:
Purchases of property and equipment	(5,432)	(4,311)	(24,080)	(23,771)
Proceeds from sale of property	60	—	4,088	—
Acquisitions of businesses	—	(14,074)	(65,250)	(56,326)
Payments of acquisition liabilities	(53)	—	(4,518)	(13,365)
Other, net	(1,532)	(11)	(3,448)	(951)

Net cash used in investing activities	(6,957)	(18,396)	(93,208)	(94,413)

Cash flows from financing activities:
Issuances of common stock	717	1,297	7,512	9,132
Repurchase of common stock/treasury stock	—	—	(218,429)	—
Proceeds from (Payments of) term loan	(562)	—	223,875	—
Payment of notes payable	(1,011)	—	(6,978)	—
Borrowings from bank, net	(53,701)	(22,147)	(4,525)	(10,495)
Other, net	2,197	246	(179)	4,738

Net cash provided by (used in) financing activities	(52,360)	(20,604)	1,276	3,375

Net increase (decrease) in cash and cash equivalents	(9,493)	(2,509)	(89)	(3,126)
Cash and cash equivalents at beginning of the period	21,149	14,254	11,745	14,871

Cash and cash equivalents at end of the period	$11,656	$11,745	$11,656	$11,745